Exhibit 10.5

NONE OF THE SECURITIES TO WHICH THIS PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT (THE "SUBSCRIPTION AGREEMENT") RELATES HAVE BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD IN THE UNITED STATES OR TO U.S. PERSONS (AS DEFINED HEREIN) EXCEPT PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

NOTHERN MINERALS & EXPLORATION LTD.

PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT

ACCREDITED INVESTORS (U.S. AND NON-U.S. AND NON-U.S. INVESTORS)

INSTRUCTIONS TO PURCHASER

1.	This Subscription form is for use by United States and Non-U.S. Accredited Investors, Investors in neither jurisdiction.

2.	COMPLETE the information on page 2 of this Subscription Agreement.

3.	If a Canadian resident COMPLETE the Canadian Questionnaire on page 15 to this Subscription Agreement.

4.	If a US resident, COMPLETE the Questionnaire attached on page 11.

5.	All other information must be filled in where appropriate.

6.	CLOSING DATE for this Private Placement Subscription Agreement is August 31, 2014.

7.	SUBSCRIPTION PAYMENT - A certified check, bank draft or other form of payment in immediately available funds payable to the Issuer, Northern Minerals & Exploration Ltd., representing the total purchase price payable by the Purchaser for the Purchase of the Securities set out on the second page of this Subscription Agreement. In the alternative, wire instructions are as follows:

Wire Transfers within the USA:	International Wire Transfers:

●

Subscription Agreement (with related appendices, schedules and forms)	Page 2 of 27

PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT

TO: NORTHERN MINERALS & EXPLORATION LTD. (the “Issuer”)

Subject and pursuant to the terms set out in the Terms on page 3 of this Subscription Agreement, the General Provisions on pages 3 to 8 of this Subscription Agreement and the other schedules and appendices attached which are hereby incorporated by reference, the Purchaser hereby irrevocably subscribes for, and on Closing will purchase from the Issuer, the following securities at the following price:

_____________________ Units
US $● per Unit for a total purchase price of US$________________________
The Purchaser owns, directly or indirectly, the following securities of the Issuer:
___________________________________________________________________________________
[Check if applicable] The Purchaser is ☐ an affiliate of the Issuer or ☐ a professional advisor of the Issuer.

The Purchaser directs the Issuer to issue, register and deliver the certificates representing the Shares as follows:

REGISTRATION INSTRUCTIONS	DELIVERY INSTRUCTIONS

Name to appear on certificate	Name and account reference, if applicable

Account reference if applicable	Contact name

Address	Address

Telephone Number

EXECUTED by the Purchaser this _______ day of _____________________, 2014. By executing this Subscription Agreement, the Purchaser certifies that the Purchaser and any beneficial purchaser for whom the Purchaser is acting is resident in the jurisdiction shown as the “Address of Purchaser”.

WITNESS:	EXECUTION BY PURCHASER:
X
Signature of Witness	Signature of individual (if Purchaser is an individual)
X
Name of Witness	Authorized signatory (if Purchaser is not an individual)

Address of Witness	Name of Purchaser (please print)

Name of authorized signatory (please print)
Accepted this ______ day of ____________________, 2014
NORTHERN MINERALS & EXPLORATION LTD.	Address of Purchaser (residence)
Per:
*Telephone Number
Authorized Signatory
*E-mail address

*Social Security/Insurance No./Gov ID No.:

*Required from all Purchasers

By signing this acceptance, the Issuer agrees to be bound by the Terms on page 3 of this Subscription Agreement, the General Provisions on pages 5 to 10 of this Subscription Agreement and the other schedules and appendices incorporated by reference.

TERMS

Reference date of this Subscription Agreement	● , 2014 (the “Agreement Date”)

The Offering

The Issuer	NORTHERN MINERALS & EXPLORATION LTD. (the “Issuer”)

Offering

The offering consists of units (“Units”) at $● per Unit. Each Unit will consist of one common share in the capital of the Issuer (each, a “Share”) and one half of one common share purchase warrant (each whole warrant a “Warrant”) subject to adjustment. Each whole Warrant shall entitle the holder thereof to purchase one common share in the capital stock of the Issuer (each, a “Warrant Share”), as defined below. The whole Warrants will be exercisable for 12 months following the Closing at $0.15 per share.

The Shares, Warrants and Warrant Shares are individually and collectively referred to as the “Securities”.

Warrants	Exercisable for twelve (12) months from Closing at an exercise price of US$0.15 per share of common stock.

Purchased Securities	The “Purchased Securities” under this Subscription Agreement are Shares, Warrants and the Warrant Shares.

Offering Restrictions	This offering is not subject to any minimum offering.

Issue Price	US$● per Unit.

Selling Jurisdictions	The Units may only be sold in jurisdictions where they may be lawfully sold (the “Selling Jurisdictions”) including, without limitation, all provinces of Canada, but excluding the Province of Quebec.

Securities Exemptions

The offering will be made in accordance with the following prospectus registration exemptions:

(a) the Accredited Investor exemption as defined by Regulation D promulgated under the 1933 Act; or

(b)   the exemption afforded by Regulation S of the 1933 Act for offerings of securities in an offshore transaction to persons who are not U.S. persons; and

(c) the Accredited Investor exemption defined in Canadian National Instrument 45-106; or

with the approval of the Issuer, such other exemptions as may be available pursuant to the securities laws of the Selling Jurisdictions.

Closing Date	On or before August 31, 2014, or on such other date determined by the Issuer in its discretion.

Resale restrictions and legends

The Purchaser acknowledges that the certificates representing the Purchased Securities will bear the following legends:

For US purchasers:

“THE SECURITIES REPRESENTED HEREBY (and if a warrant, the legend shall include the following: AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF) HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”). THESE SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT OR: (A) TO THE ISSUER, (B) OUTSIDE THE UNITED STATES IN COMPLIANCE WITH RULE 904 OF REGULATION S UNDER THE 1933 ACT, (C) IN COMPLIANCE WITH THE EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER THE 1933 ACT PROVIDED BY RULE 144 THEREUNDER, IF AVAILABLE, AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS, OR (D) WITH THE PRIOR CONSENT OF THE ISSUER, IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE 1933 ACT OR ANY APPLICABLE STATE SECURITIES LAWS, AND THE HOLDER HAS FURNISHED TO THE ISSUER AN OPINION TO SUCH EFFECT FROM COUNSEL OF RECOGNIZED STANDING REASONABLY SATISFACTORY TO THE ISSUER PRIOR TO SUCH OFFER, SALE, PLEDGE OR TRANSFER.”

For Non-U.S. purchasers:

THIS PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT (THE "SUBSCRIPTION AGREEMENT") RELATES TO AN OFFERING OF SECURITIES IN AN OFFSHORE TRANSACTION TO PERSONS WHO ARE NOT U.S. PERSONS (AS DEFINED HEREIN) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT").

NONE OF THE SECURITIES TO WHICH THIS SUBSCRIPTION AGREEMENT RELATES HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES OR TO U.S. PERSONS (AS DEFINED HEREIN) EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

Purchasers are advised to consult with their own legal counsel or advisors to determine the resale restrictions that may be applicable to them.

GENERAL PROVISIONS

1.	DEFINITIONS

1.1 In the Subscription Agreement (including the first (cover) page, the Terms on page 3 and 4, these General Provisions and the other schedules, questionnaires and appendices incorporated by reference), the following words have the following meanings unless otherwise indicated:

(a)	“1933 Act” means the United States Securities Act of 1933, as amended;

(b)	“Applicable Legislation” means the Securities Legislation Applicable to the Issuer and all legislation incorporated in the definition of this term in other parts of the Subscription Agreement, together with the regulations and rules made and promulgated under that legislation and all administrative policy statements, blanket orders and rulings, notices and other administrative directions issued by the Commissions;

(c)	“Closing” means the completion of the sale and purchase of the Purchased Securities;

(d)	“Closing Date” means the date on which the Closing occurs, which shall on such other date determined by the Issuer in its discretion;

(e)	“Closing Year” means the calendar year in which the Closing takes place;

(f)	“Commissions” means the Commissions with Jurisdiction over the Issuer (as defined below) and the securities commissions incorporated in the definition of this term in other parts of the Subscription Agreement;

(g)	“Final Closing” means the last Closing under the Private Placement;

(h)	“General Provisions” means those portions of the Subscription Agreement headed “General Provisions” and contained on pages 5 to 10;

(i)	“Private Placement” means the offering of the Units on the terms and conditions of this Subscription Agreement;

(j)	“Purchased Securities” has the meaning assigned in the Terms;

(k)	“Regulatory Authorities” means the Commissions;

(l)	“Securities” has the meaning assigned in the Terms;

(m)	“Subscription Agreement” means the first (cover) page, the Terms on pages 3 to 4, the General Provisions and the other schedules and appendices incorporated by reference; and

(n)	“Terms” means those portions of the Subscription Agreement headed “Terms” and contained on pages 3 to 4.

1.2 In the Subscription Agreement, the following terms have the meanings defined in Regulation S under the 1933 Act: “Directed Selling Efforts”, “Foreign Issuer”, “Offshore”, “Substantial U.S. Market Interest”, “U.S. Person” and “United States”.

1.3 In the Subscription Agreement, unless otherwise specified, currencies are indicated in U.S. dollars.

1.4 In the Subscription Agreement, other words and phrases that are capitalized have the meanings assigned to them in the body hereof.

2. Acknowledgements, REPRESENTATIONS AND WARRANTIES OF PURCHASER

2.1 Acknowledgements concerning offering

The Purchaser acknowledges that:

(a)	the Securities have not been registered under the 1933 Act, or under any state securities or "blue sky" laws of any state of the United States, and are being offered only in a transaction not involving any public offering within the meaning of the 1933 Act, and, unless so registered, may not be offered or sold in the United States or to U.S. Persons (as defined herein), except pursuant to an effective registration statement under the 1933 Act, or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the 1933 Act, and in each case only in accordance with applicable state securities laws;
(b)	the Issuer will refuse to register any transfer of the Securities not made in accordance with the provisions of Regulation S, pursuant to an effective registration statement under the 1933 Act or pursuant to an available exemption from, or in a transaction not subject to, the registration requirements of the 1933 Act;
(c)	the Issuer has not undertaken, and will have no obligation, to register any of the Securities under the 1933 Act;
(d)	the decision to execute this Subscription Agreement and purchase the Units agreed to be purchased hereunder has not been based upon any oral or written representation as to fact or otherwise made by or on behalf of the Issuer and such decision is based entirely upon a review of information (the "Issuer Information") which has been provided by the Issuer to the Purchaser. If the Issuer has presented a business plan or any other type of corporate profile to the Purchaser, the Purchaser acknowledges that the business plan, the corporate profile and any projections or predictions contained in any such documents may not be achieved or be achievable;
(e)	the Purchaser and the Purchaser's advisor(s) have had a reasonable opportunity to ask questions of and receive answers from the Issuer regarding the Offering, and to obtain additional information, to the extent possessed or obtainable without unreasonable effort or expense, necessary to verify the accuracy of the information contained in the Issuer Information, or any business plan, corporate profile or any other document provided to the Purchaser;
(f)	the books and records of the Issuer were available upon reasonable notice for inspection, subject to certain confidentiality restrictions, by the Purchaser during reasonable business hours at its principal place of business and that all documents, records and books pertaining to this Offering have been made available for inspection by the Purchaser, the Purchaser's attorney and/or advisor(s);
(g)	by execution hereof the Purchaser has waived the need for the Issuer to communicate its acceptance of the purchase of the Units pursuant to this Subscription Agreement;
(h)	the Issuer is entitled to rely on the representations and warranties and the statements and answers of the Purchaser contained in this Subscription Agreement and in the Questionnaire, and the Purchaser will hold harmless the Issuer from any loss or damage it may suffer as a result of the Purchaser's failure to correctly complete this Subscription Agreement or the Questionnaire;

(i)	the Purchaser will indemnify and hold harmless the Issuer and, where applicable, its respective directors, officers, employees, agents, advisors and shareholders from and against any and all loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all fees, costs and expenses whatsoever reasonably incurred in investigating, preparing or defending against any claim, lawsuit, administrative proceeding or investigation whether commenced or threatened) arising out of or based upon any representation or warranty of the Purchaser contained herein, the Questionnaire or in any other document furnished by the Purchaser to the Issuer in connection herewith, being untrue in any material respect or any breach or failure by the Purchaser to comply with any covenant or agreement made by the Purchaser to the Issuer in connection therewith;
(j)	the issuance and sale of the Units to the Purchaser will not be completed if it would be unlawful or if, in the discretion of the Issuer acting reasonably, it is not in the best interests of the Issuer;
(k)	the Purchaser has been advised to consult its own legal, tax and other advisors with respect to the merits and risks of an investment in the Units and with respect to applicable resale restrictions and it is solely responsible (and the Issuer is in any way responsible) for compliance with applicable resale restrictions;
(l)	the Issuer securities are quoted on the OTC Bulletin Board under the symbol “NMEX”. The Securities for sale here are not listed on any stock exchange and no representation has been made to the Purchaser that any of the Securities will become listed on any stock exchange or automated dealer quotation system;
(m)	neither the SEC nor any other securities commission or similar regulatory authority has reviewed or passed on the merits of the Securities ;
(n)	no documents in connection with this Offering have been reviewed by the SEC or any state securities administrators;
(o)	there is no government or other insurance covering any of the Securities ; and
(p)	this Subscription Agreement is not enforceable by the Purchaser unless it has been accepted by the Issuer, and the Purchaser acknowledges and agrees that the Issuer reserves the right to reject any Subscription for any reason.

2.2 Representations by the Purchaser

The Purchaser represents and warrants to the Issuer that, as at the Agreement Date and at the Closing:

(q)	the Purchaser is resident at the address indicated on page 2 hereof;
(r)	the Purchaser has received and carefully read this Subscription Agreement;
(s)	the Purchaser has the legal capacity and competence to enter into and execute this Subscription Agreement and to take all actions required pursuant hereto and, if the Purchaser is a corporation, it is duly incorporated and validly subsisting under the laws of its jurisdiction of incorporation and all necessary approvals by its directors, shareholders and others have been obtained to authorize execution and performance of this Subscription Agreement on behalf of the Purchaser;
(t)	the Purchaser (i) has adequate net worth and means of providing for its current financial needs and possible personal contingencies, (ii) has no need for liquidity in this investment, and (iii) is able to bear the economic risks of an investment in the Units for an indefinite period of time, and can afford the complete loss of such investment;
(u)	the Purchaser is aware that an investment in the Issuer is speculative and involves certain risks, including the possible loss of the investment;

(v)	the entering into of this Subscription Agreement and the transactions contemplated hereby do not result in the violation of any of the terms and provisions of any law applicable to, or, if applicable, the constating documents of, the Purchaser, or of any agreement, written or oral, to which the Purchaser may be a party or by which the Purchaser is or may be bound;
(w)	the Purchaser has duly executed and delivered this Subscription Agreement and it constitutes a valid and binding agreement of the Purchaser enforceable against the Purchaser;
(x)	the Purchaser has the requisite knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of the investment in the Units and the Issuer, and the Purchaser is providing evidence of such knowledge and experience in these matters through the information requested in the Questionnaire;
(y)	the Purchaser understands and agrees that the Issuer and others will rely upon the truth and accuracy of the acknowledgements, representations and agreements contained in this Subscription Agreement, and agrees that if any of such acknowledgements, representations and agreements are no longer accurate or have been breached, the Purchaser shall promptly notify the Issuer;
(z)	all information contained in the Questionnaire is complete and accurate and may be relied upon by the Issuer, and the Purchaser will notify the Issuer immediately of any material change in any such information occurring prior to the Closing of the purchase of the Securities ;
(aa)	the Purchaser is purchasing the Units for its own account for investment purposes only and not for the account of any other person and not for distribution, assignment or resale to others, and no other person has a direct or indirect beneficial interest is such Units, and the Purchaser has not subdivided his interest in the Units with any other person;
(bb)	the Purchaser is not an underwriter of, or dealer in, the common shares of the Issuer, nor is the Purchaser participating, pursuant to a contractual agreement or otherwise, in the distribution of the Securities ;
(cc)	the Purchaser has made an independent examination and investigation of an investment in the Units and the Issuer and has depended on the advice of its legal and financial advisors and agrees that the Issuer will not be responsible in anyway whatsoever for the Purchaser's decision to invest in the Units and the Issuer;
(dd)	if the Purchaser is acquiring the Units as a fiduciary or agent for one or more investor accounts, the investor accounts for which the Purchaser acts as a fiduciary or agent satisfy the definition of an "Accredited Investor", as the term is defined under Regulation D of the 1933 Act;
(ee)	if the Purchaser is acquiring the Units as a fiduciary or agent for one or more investor accounts, the Purchaser has sole investment discretion with respect to each such account, and the Purchaser has full power to make the foregoing acknowledgements, representations and agreements on behalf of such account;
(ff)	the Purchaser is not aware of any advertisement of any of the Units and is not acquiring the Units as a result of any form of general solicitation or general advertising including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio or television, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising; and
(gg)	no person has made to the Purchaser any written or oral representations:
(i)	that any person will resell or repurchase any of the Securities ;

(ii)	that any person will refund the purchase price of any of the Securities ;
(iii)	as to the future price or value of any of the Securities; or
(iv)	that any of the Securities will be listed and posted for trading on any stock exchange or automated dealer quotation system or that application has been made to list and post any of the Securities of the Issuer on any stock exchange or automated dealer quotation system.

2.3 Reliance, indemnity and notification of changes

The representations and warranties in the Subscription Agreement (including the first (cover) page, the Terms, the General Provisions and the other schedules and appendices incorporated by reference) are made by the Purchaser with the intent that they be relied upon by the Issuer in determining its suitability as a purchaser of Purchased Securities, and the Purchaser hereby agrees to indemnify the Issuer against all losses, claims, costs, expenses and damages or liabilities which any of them may suffer or incur as a result of reliance thereon. The Purchaser undertakes to notify the Issuer immediately of any change in any representation, warranty or other information relating to the Purchaser set forth in the Subscription Agreement (including the first (cover) page, the Terms, the General Provisions and the other schedules and appendices incorporated by reference) which takes place prior to the Closing.

2.4 Survival of representations and warranties

The representations and warranties contained in this Section will survive the Closing.

3. ISSUER’S ACCEPTANCE

The Subscription Agreement, when executed by the Purchaser, and delivered to the Issuer, will constitute a subscription for Units which will not be binding on the Issuer until accepted by the Issuer by executing the Subscription Agreement in the space provided on the face page(s) of the Agreement and, notwithstanding the Agreement Date, if the Issuer accepts the subscription by the Purchaser, the Subscription Agreement will be entered into on the date of such execution by the Issuer.

4. CLOSING

4.1 On or before the end of the business day before the Closing Date, the Purchaser will deliver to the Issuer the Subscription Agreement and all applicable schedules and required forms, duly executed, and payment in full for the total price of the Purchased Securities to be purchased by the Purchaser.

4.2 At Closing, the Issuer will deliver to the Purchaser the certificates representing the Purchased Securities purchased by the Purchaser registered in the name of the Purchaser or its nominee, or as directed by the Purchaser.

5. MISCELLANEOUS

5.1 The Purchaser agrees to sell, assign or transfer the Securities only in accordance with the requirements of applicable securities laws and any legends placed on the Securities as contemplated by the Subscription Agreement.

5.2 The Purchaser hereby authorizes the Issuer to correct any minor errors in, or complete any minor information missing from any part of the Subscription Agreement and any other schedules, forms, certificates or documents executed by the Purchaser and delivered to the Issuer in connection with the Private Placement.

5.3 The Issuer may rely on delivery by fax machine of an executed copy of this subscription, and acceptance by the Issuer of such faxed copy will be equally effective to create a valid and binding agreement between the Purchaser and the Issuer in accordance with the terms of the Subscription Agreement.

5.4 Without limitation, this subscription and the transactions contemplated by this Subscription Agreement are conditional upon and subject to the Issuer’s having obtained such regulatory approval of this subscription and the transactions contemplated by this Subscription Agreement as the Issuer considers necessary.

5.5 This Subscription Agreement is not assignable or transferable by either party hereto without the express written consent of the other party to this Subscription Agreement.

5.6 Time is of the essence of this Subscription Agreement.

5.7 Except as expressly provided in this Subscription Agreement and in the agreements, instruments and other documents contemplated or provided for in this Subscription Agreement, this Subscription Agreement contains the entire agreement between the parties with respect to the Securities and there are no other terms, conditions, representations or warranties whether expressed, implied, oral or written, by statute, by common law, by the Issuer, or by anyone else.

5.8 The parties to this Subscription Agreement may amend this Subscription Agreement only in writing.

5.9 This Subscription Agreement enures to the benefit of and is binding upon the parties to this Subscription Agreement and their successors and permitted assigns.

5.10 A party to this Subscription Agreement will give all notices to or other written communications with the other party to this Subscription Agreement concerning this Subscription Agreement by hand or by registered mail addressed to the address given on page 2.

5.11 This Subscription Agreement is to be read with all changes in gender or number as required by the context.

5.12 This Subscription Agreement will be governed by and construed in accordance with the internal laws of the State of Nevada (without reference to its rules governing the choice or conflict of laws), and the parties hereto irrevocably attorn and submit to the exclusive jurisdiction of the courts of the State of Nevada with respect to any dispute related to this Subscription Agreement.

End of General Provisions

UNITED STATES

ACCREDITED INVESTOR QUESTIONNAIRE

All capitalized terms herein, unless otherwise defined, have the meanings ascribed thereto in the Subscription Agreement.

This Questionnaire is for use by each Purchaser who is a US person (as that term is defined Regulation S of the United States Securities Act of 1933 (the “1933 Act”)) and has indicated an interest in purchasing Shares of the Issuer. The purpose of this Questionnaire is to assure the Issuer that each Purchaser will meet the standards imposed by the 1933 Act and the appropriate exemptions of applicable state securities laws. The Issuer will rely on the information contained in this Questionnaire for the purposes of such determination. The Securities will not be registered under the 1933 Act in reliance upon the exemption from registration afforded by Section 3(b) and/or Section 4(2) and Regulation D of the 1933 Act. This Questionnaire is not an offer of the Securities or any other securities of the Issuer in any state other than those specifically authorized by the Issuer.

All information contained in this Questionnaire will be treated as confidential. However, by signing and returning this Questionnaire, each Purchaser agrees that, if necessary, this Questionnaire may be presented to such parties as the Issuer deems appropriate to establish the availability, under the 1933 Act or applicable state securities law, of exemption from registration in connection with the sale of the Securities hereunder.

The Purchaser covenants, represents and warrants to the Issuer that it satisfies one or more of the categories of “Accredited Investors”, as defined by Regulation D promulgated under the 1933 Act, as indicated below: (Please initial in the space provide those categories, if any, of an “Accredited Investor” which the Purchaser satisfies.)

________	Category 1	An organization described in Section 501(c)(3) of the United States Internal Revenue Code, a corporation, a Massachusetts or similar business trust or partnership, not formed for the specific purpose of acquiring the Securities, with total assets in excess of US $5,000,000.

________	Category 2	A natural person whose individual net worth, or joint net worth with that person’s spouse (excluding their primary residence), on the date of purchase exceeds US $1,000,000, excluding the value of such person's primary residence.

________	Category 3	A natural person who had an individual income in excess of US $200,000 in each of the two most recent years or joint income with that person’s spouse in excess of US $360,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year.

________	Category 4	A “bank” as defined under Section (3)(a)(2) of the 1933 Act or savings and loan association or other institution as defined in Section 3(a)(5)(A) of the 1933 Act acting in its individual or fiduciary capacity; a broker dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934 (United States); an insurance Issuer as defined in Section 2(13) of the 1933 Act; an investment Issuer registered under the Investment Issuer Act of 1940 (United States) or a business development Issuer as defined in Section 2(a)(48) of such Act; a Small Business Investment Issuer licensed by the U.S. Small Business Administration under Section 361(c) or (d) of the Small Business Investment Act of 1958 (United States); a plan with total assets in excess of $5,000,000 established and maintained by a state, a political subdivision thereof, or an agency or instrumentality of a state or a political subdivision thereof, for the benefit of its employees; an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 (United States) whose investment decisions are made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance Issuer or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000, or, if a self-directed plan, whose investment decisions are made solely by persons that are accredited investors.

_______	Category 5	A private business development Issuer as defined in Section 202(a)(22) of the Investment Advisers Act of 1940 (United States).

_______	Category 6	A director or executive officer of the Issuer.

_______	Category 7	A trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Securities, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) under the 1933 Act.

_______	Category 8	An entity in which all of the equity owners satisfy the requirements of one or more of the foregoing categories.

Note that prospective Purchaser claiming to satisfy one of the above categories of Accredited Investor may be required to supply the Issuer with a balance sheet, prior years’ federal income tax returns or other appropriate documentation to verify and substantiate the Purchaser’s status as an Accredited Investor.

If the Purchaser is an entity which initialled Category 8 in reliance upon the Accredited Investor categories above, state the name, address, total personal income from all sources for the previous calendar year, and the net worth (exclusive of home, home furnishings and personal automobiles) for each equity owner of the said entity:

Purchaser’s Acknowledgements. The Purchaser acknowledges and agrees (on its own behalf and, if applicable, on behalf of each beneficial purchaser for whom the Purchaser is contracting hereunder) with the Issuer, the U.S. Affiliates and the Agents (which acknowledgements and agreements shall survive the Closing) that:

(a)	no agency, governmental authority, regulatory body, stock exchange or other entity has made any finding or determination as to the merit for investment of, nor have any such agencies or governmental authorities, regulatory bodies, stock exchanges or other entities made any recommendation or endorsement with respect to, the Securities;
(b)	the sale and delivery of the Securities is conditional upon such sale being exempt from the prospectus filing and registration requirements, and being exempt from the requirement to deliver an offering memorandum in connection with the distribution of the Securities under the applicable securities laws or upon the issuance of such orders, consents or approvals as may be required to permit such sale without the requirement of filing a prospectus or registration statement;
(c)	none of the Securities have been or will be registered under the 1933 Act or the securities laws of any state and the Securities may not be offered or sold, directly or indirectly, in the United States to, or for the account or benefit of, a U.S. Person or a person in the United States unless registered under the 1933 Act and the securities laws of all applicable states or unless an exemption from such registration requirements is available, and the Issuer has no obligation or present intention of filing a registration statement under the U.S. Securities Act in respect of any of the Securities;
(d)	the Purchaser may not offer, sell or transfer the Securities within the United States or to, or for the account or benefit of, a U.S. Person, unless the Securities are registered under the 1933 Act and the securities laws of all applicable states or an exemption from such registration requirements is available;
(e)	the acquisition of the Securities has not been made through or as a result of any “general solicitation or general advertising” (as such terms are used in Rule 502(c) of Regulation D) the distribution of the Securities has not been accompanied by any advertisement, including, without limitation, in printed public media, radio, television or telecommunications, including electronic display, or as part of a general solicitation;

(f)	the certificates evidencing the Securities will bear a legend, and the certificates evidencing the Warrant Shares may bear a legend, regarding restrictions on transfer as required pursuant to applicable Securities Laws, including applicable federal and state securities laws of the United States;
(g)	the Issuer is relying on an exemption from the requirements to provide the Purchaser with a prospectus or registration statement and to sell securities through a person or Issuer registered to sell securities under the securities laws or other applicable securities legislation and, as a consequence of acquiring Securities pursuant to this exemption, certain protections, rights and remedies provided by the securities laws or other applicable securities legislation including statutory rights of rescission or damages, will not be available to the Purchaser; and
(h)	no person has made to the Purchaser any written or oral representations:
(i)	that any person will resell or repurchase the Securities ;
(ii)	that any person will refund the purchase price of the Securities ; or
(iii)	as to the future price or value of any of the Securities .

Representations, Warranties and Covenants. The Purchaser hereby represents and warrants to, and covenants with the Issuer which representations, warranties and covenants shall survive the Closing, that as at the execution date of certificate and the Closing Date:

(a)	it acknowledges that the Issuer has not filed a prospectus or registration statement with any of the securities regulators or any other securities commission or similar authority in connection with the distribution of the Securities and that:
(i)	the Purchaser is restricted from using most of the civil remedies available under the applicable securities laws;
(ii)	the Purchaser may not receive information that would otherwise be required to be provided to him under the applicable securities laws;
(iii)	the Purchaser is relieved from certain obligations that it would otherwise be required to give if it provided a prospectus or registration statement under the applicable securities laws; and
(iv)	the issuance and sale of the Securities to the Purchaser is subject to the sale being exempt from the prospectus and registration requirements of the applicable securities laws.
(b)	the Purchaser further acknowledges that:
(i)	no securities commission or similar regulatory authority has reviewed or passed on the merits of the Securities ;
(ii)	there is no government or other insurance covering the Securities ;
(iii)	there are risks associated with the purchase of the Securities ; and
(iv)	there are restrictions on the Purchaser’s (or beneficial purchaser’s, if applicable) ability to re-sell the Securities and it is the responsibility of the Purchaser to find out what those restrictions are and to comply with them before selling the Securities;

(c)	if required by applicable Securities Laws, and any other applicable law the Purchaser will execute, deliver, file and otherwise assist the Issuer in filing such reports, undertakings and other documents with respect to the issuance of the Securities as may be required.
(d)	The Purchaser understands that the Securities are restricted securities (as defined in Rule 144 under the 1933 Act) and agrees that if it decides to offer, sell or otherwise transfer the Securities, it will not offer, sell or otherwise transfer any of such securities directly or indirectly, unless:
(i)	the transfer is to the Issuer;
(ii)	The transfer is outside the United States in a transaction meeting the requirements of Rule 904 of Regulation S under the 1933 Act (“Regulation S”) and in compliance with applicable local laws and regulations of the jurisdiction(s) in which such sale is made;
(iii)	the transfer is made pursuant to the exemption from t he registration requirements under the 1933 Act provided by Rule 144 thereunder, if available, and in accordance with applicable state securities laws; or
(iv)	the Securities are transferred in a transaction that does not require registration under the 1933 Act or any applicable state securities laws, and the Purchaser has prior to such sale furnished to the Issuer an opinion of counsel of recognized standing or other evidence of exemption, in either case reasonably satisfactory to the Issuer; and
(e)	the Purchaser understands and acknowledges that upon the issuance thereof, and until such time as the same is no longer required under the applicable requirements of the 1933 Act or applicable U.S. state securities laws and regulations, the certificates representing the Securities, and all securities issued in exchange therefore or in substitution thereof, will bear a legend in substantially the following form:

“THE SECURITIES REPRESENTED HEREBY (and if a warrant, the legend shall include the following: AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF) HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”). THESE SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT OR: (A) TO THE ISSUER, (B) OUTSIDE THE UNITED STATES IN COMPLIANCE WITH RULE 904 OF REGULATION S UNDER THE 1933 ACT, (C) IN COMPLIANCE WITH THE EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER THE 1933 ACT PROVIDED BY RULE 144 THEREUNDER, IF AVAILABLE, AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS, OR (D) WITH THE PRIOR CONSENT OF THE ISSUER, IN A TRANSACTION T HAT DOES NOT REQUIRE REGISTRATION UNDER THE 1933 ACT OR ANY APPLICABLE STATE SECURITIES LAWS, AND THE HOLDER HAS FURNISHED TO THE ISSUER AN OPINION TO SUCH EFFECT FROM COUNSEL OF RECOGNIZED STANDING REASONABLY SATISFACTORY TO THE ISSUER PRIOR TO SUCH OFFER, SALE, PLEDGE OR TRANSFER.”

The Purchaser hereby certifies that the information contained in this Questionnaire is complete and accurate and the Purchaser will notify the Issuer promptly of any change in any such information. If this Questionnaire is being completed on behalf of a corporation, partnership, trust or estate, the person executing on behalf of the Purchaser represents that it has the authority to execute and deliver this Questionnaire on behalf of such entity.

IN WITNESS WHEREOF, the undersigned has executed this Questionnaire as of the ________day of ____________ , 2014.

If a Corporation, Partnership or Other Entity:	If an Individual:

Print of Type Name of Entity	Signature

Signature of Authorized Signatory	Print or Type Name

Type of Entity	Social Security/Tax I.D. No.

NATIONAL INSTRUMENT 45-106 CANADIAN

ACCREDITED INVESTOR QUESTIONNAIRE

In addition to the representations, warranties acknowledgments and agreements contained in the subscription to which this Certificate for Exemption is attached, the Subscriber, for itself or on behalf of any Disclosed Principal, as applicable, hereby represents, warrants and certifies to the Issuer that the Subscriber or the Disclosed Principal, as applicable, is purchasing the securities set out in the subscription as principal, that it is resident in the jurisdiction set out on the Acceptance Page of the subscription and: [check all appropriate boxes]

Category 1: Accredited Investor

The Subscriber or the Disclosed Principal, as applicable, is:

☐	(a)	a Canadian financial institution, or a Schedule III bank;

☐	(b)	the Business Development Bank of Canada incorporated under the Business Development Bank of Canada Act;

☐	(c)	a subsidiary of any person referred to in paragraphs (a) or (b), if the person owns all of the voting securities of the subsidiary, except the voting securities required by law to be owned by directors of that subsidiary;

☐	(d)	a person registered under the securities legislation of a jurisdiction of Canada, as an adviser or dealer, other than a person registered solely as a limited market dealer under one or both of the Securities Act (Ontario), or the Securities Act (Newfoundland and Labrador);

☐	(e)	an individual registered or formerly registered under the securities legislation of a jurisdiction of Canada as a representative of a person referred to in paragraph (d);

☐	(f)	the Government of Canada or a jurisdiction of Canada, or any crown corporation, agency or wholly owned entity of the Government of Canada or a jurisdiction of Canada;

☐	(g)	a municipality, public board or commission in Canada and a metropolitan community, school board, the Comité de gestion de la taxe scolaire de l'île de Montréal or an intermunicipal management board in Québec;

☐	(h)	any national, federal, state, provincial, territorial or municipal government of or in any foreign jurisdiction, or any agency of that government;

☐	(i)	a pension fund that is regulated by either the Office of the Superintendent of Financial Institutions (Canada) or a pension commission or similar regulatory authority of a jurisdiction of Canada;

☐	(j)	an individual who, either alone or with a spouse, beneficially owns, directly or indirectly, financial assets having an aggregate realizable value that before taxes, but net of any related liabilities, exceeds Cdn$1,000,000;

☐	(k)	an individual whose net income before taxes exceeded Cdn$200,000 in each of the two most recent calendar years or whose net income before taxes combined with that of a spouse exceeded Cdn$300,000 in each of the two most recent calendar years and who, in either case, reasonably expects to exceed that net income level in the current calendar year;

☐	(l)	an individual who, either alone or with a spouse, has net assets of at least Cdn$5,000,000;

☐	(m)	a person, other than an individual or investment fund, that has net assets of at least Cdn$5,000,000 as shown on its most recently prepared financial statements;

☐	(n)

an investment fund that distributes or has distributed its securities only to:

(i) a person that is or was an accredited investor at the time of the distribution;

(ii) a person that acquires or acquired securities in the circumstances referred to in sections 2.10 and 2.19 of NI 45-106, or

(iii) a person described in paragraph (i) or (ii) that acquires or acquired securities under section 2.18 of NI 45-106;

☐	(o)	an investment fund that distributes or has distributed securities under a prospectus in a jurisdiction of Canada for which the regulator or, in Quebec, the securities regulatory authority, has issued a receipt;

☐	(p)	a trust Issuer or trust corporation registered or authorized to carry on business under the Trust and Loan Companies Act (Canada) or under comparable legislation in a jurisdiction of Canada or a foreign jurisdiction, acting on behalf of a fully managed account managed by the trust Issuer or trust corporation, as the case may be;

☐	(q)

a person acting on behalf of a fully managed account managed by that person, if that person:

(i) is registered or authorized to carry on business as an adviser or the equivalent under the securities legislation of a jurisdiction of Canada or a foreign jurisdiction; and

(ii) in Ontario, is purchasing a security that is not a security of an investment fund;

☐	(r)	a registered charity under the Income Tax Act (Canada) that, in regard to the trade, has obtained advice from an eligibility adviser or an adviser registered under the securities legislation of the jurisdiction of the registered charity to give advice on the securities being traded;

☐	(s)	an entity organized in a foreign jurisdiction that is analogous to any of the entities referred to in paragraphs (a) to (d) or paragraph (i) in form and function;

☐	(t)	a person in respect of which all of the owner of interests, direct, indirect or beneficial, except the voting securities required by law to be owned by directors, are persons that are accredited investors;

☐	(u)	an investment fund that is advised by a person registered as an adviser or a person that is exempt from registration as an adviser, or

☐	(v)

a person that is recognized or designated by the securities regulatory authority or, except in Ontario and Quebec, the regulator as:

(i) an accredited investor; or

(ii) an exempt purchaser in Alberta or British Columbia after NI 45-106 comes into force.

Definitions:

"Canadian financial institution" means

(a)	an association governed by the Cooperative Credit Associations Act (Canada) or a central cooperative credit society for which an order has been made under section 473(1) of that Act, or

(b)	a bank, loan corporation, trust Issuer, trust corporation, insurance Issuer, treasury branch, credit union, caisse populaire, financial services cooperative, or league that, in each case, is authorized by an enactment of Canada or a jurisdiction of Canada to carry on business in Canada or a jurisdiction of Canada;

"EVCC" means an employee venture capital corporation that does not have a restricted constitution, and is registered under Part 2 of the Employee Investment Act (British Columbia), R.S.B.C. 1996 c. 112, and whose business objective is making multiple investments;

"financial assets" means

(a)	cash,

(b)	securities, or

(c)	a contract of insurance, a deposit or an evidence of a deposit that is not a security for the purposes of securities legislation;

"fully managed account" means an account of a client for which a person makes the investment decisions if that person has full discretion to trade in securities for the account without requiring the client's express consent to a transaction;

"investment fund" means a mutual fund or a non-redeemable investment fund, and, for greater certainty in British Columbia, includes an EVCC and a VCC;

"person" includes

(a)	an individual,

(b)	a corporation,

(c)	a partnership, trust, fund and an association, syndicate, organization or other organized group of persons, whether incorporated or not, and

(d)	an individual or other person in that person's capacity as a trustee, executor, administrator or personal or other legal representative;

"related liabilities" means

(a)	liabilities incurred or assumed for the purpose of financing the acquisition or ownership of financial assets, or

(b)	liabilities that are secured by financial assets;

"Schedule III bank" means an authorized foreign bank named in Schedule III of the Bank Act (Canada);

"spouse" means, an individual who,

(a)	is married to another individual and is not living separate and apart within the meaning of the Divorce Act (Canada), from the other individual, or

(b)	is living with another individual in a marriage-like relationship, including a marriage-like relationship between individuals of the same gender; or

(c)	in Alberta, is an individual referred to in paragraph (a) or (b), or is an adult interdependent partner within the meaning of the Adult Interdependent Relationships Act (Alberta);

"subsidiary" means in issuer that is controlled directly or indirectly by another issuer and includes a subsidiary of that subsidiary;

"VCC" means a venture capital corporation registered under Part 1 of the Small Business Venture Capital Act (British Columbia), R.S.B.C. 1996 c. 429, whose business objective is making multiple investments.

The representations, warranties, statements and certification made in this Certificate are true and accurate as of the date of this Certificate and will be true and accurate as of the Closing. If any such representation, warranty, statement or certification becomes untrue or inaccurate prior to the Closing, the Subscriber shall give the Issuer immediate written notice thereof.

The Subscriber acknowledges and agrees that the Issuer will and can rely on this Certificate in connection with the Subscriber's Subscription Agreement.

EXECUTED by the Subscriber at ______________________ this _____ day of _______________, 2014.

If a corporation, partnership or other entity:	If an individual:

Print Name of Subscriber/Disclosed Principal	Print Name of Subscriber/Disclosed Principal

Signature of Authorized Signatory	Signature

Name and Position of Authorized Signatory	Representative Capacity, if applicable

Jurisdiction of Residence of Subscriber/Disclosed

THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

THESE WARRANTS WILL EXPIRE AND BECOME NULL AND VOID

AT 4:30 P.M. (C.S.T.) ON ________________, _________.

SHARE PURCHASE WARRANTS TO PURCHASE COMMON SHARES OF

NORTHERN MINERALS & EXPLORATION LTD.

Certificate Number _____________

THIS IS TO CERTIFY THAT _________________ (the “Holder”) of ________________________________, has the right to purchase, upon and subject to the terms and conditions hereinafter referred to, up to [insert nummber of shares issuable] (_______________________) fully paid and non-assessable common shares (the “Shares”) in the capital of Northern Minerals & Exploration Ltd. (hereinafter called the “Company”) on or before 4:30 p.m. (Central Standard Time) on ____________________, _______________ (the “Expiry Date”) at a price per Share (the “Exercise Price”) of US$0.15 on the terms and conditions attached hereto as Appendix “A” (the “Terms and Conditions”).

1.	ONE (1) WHOLE WARRANT AND THE EXERCISE PRICE ARE REQUIRED TO PURCHASE ONE SHARE. THIS CERTIFICATE REPRESENTS _______________________ (________________) WARRANTS.

2.	These Warrants are issued subject to the Terms and Conditions, and the Warrant Holder may exercise the right to purchase Shares only in accordance with those Terms and Conditions.

3.	Nothing contained herein or in the Terms and Conditions will confer any right upon the Holder hereof or any other person to subscribe for or purchase any Shares at any time subsequent to the Expiry Date, and from and after such time, this Warrant and all rights hereunder will be void and of no value.

IN WITNESS WHEREOF the Company has executed this Warrant Certificate this ____ day of _____, 2014.

NORTHERN MINERALS & EXPLORATION LTD.

Per:
Roger Autrey, Corporate Secretary

PLEASE NOTE THAT ALL SHARE CERTIFICATES MUST BE LEGENDED AS FOLLOWS:

THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

APPENDIX “A”

TERMS AND CONDITIONS dated __________________, 2014, attached to the Warrants issued by Northern Minerals & Exploration Ltd.

2.	INTERPRETATION
2.1	Definitions

In these Terms and Conditions, unless there is something in the subject matter or context inconsistent therewith:

(a)	“Company” means Northern Minerals & Exploration Ltd. until a successor corporation will have become such as a result of consolidation, amalgamation or merger with or into any other corporation or corporations, or as a result of the conveyance or transfer of all or substantially all of the properties and estates of the Company as an entirety to any other corporation and thereafter “Company” will mean such successor corporation;
(b)	“Company’s Auditors” means an independent firm of accountants duly appointed as auditors of the Company;
(c)	“Director” means a director of the Company for the time being, and reference, without more, to action by the directors means action by the directors of the Company as a Board, or whenever duly empowered, action by an executive committee of the Board;
(d)	“herein”, “hereby” and similar expressions refer to these Terms and Conditions as the same may be amended or modified from time to time; and the expression “Article” and “Section,” followed by a number refer to the specified Article or Section of these Terms and Conditions;
(e)	“person” means an individual, corporation, partnership, trustee or any unincorporated organization and words importing persons have a similar meaning;
(f)	“shares” means the common shares in the capital of the Company as constituted at the date hereof and any shares resulting from any subdivision or consolidation of the shares;
(g)	“Warrant Holders” or “Holders” means the holders of the Warrants; and
(h)	“Warrants” means the warrants of the Company issued and presently authorized and for the time being outstanding.
2.2	Gender

Words importing the singular number include the plural and vice versa and words importing the masculine gender include the feminine and neuter genders.

2.3	Interpretation not affected by Headings

The division of these Terms and Conditions into Articles and Sections, and the insertion of headings are for convenience of reference only and will not affect the construction or interpretation thereof.

2.4	Applicable Law

The Warrants will be construed in accordance with the laws of the State of Nevada.

3.	ISSUE OF WARRANTS
3.1	Additional Warrants

The Company may at any time and from time to time issue additional warrants or grant options or similar rights to purchase shares of its capital stock.

3.2	Warrant to Rank Pari Passu

All Warrants and additional warrants, options or similar rights to purchase shares from time to time issued or granted by the Company, will rank pari passu whatever may be the actual dates of issue or grant thereof, or of the dates of the certificates by which they are evidenced.

3.3	Issue in substitution for Lost Warrants
(a)	In case a Warrant becomes mutilated, lost, destroyed or stolen, the Company, at its discretion, may issue and deliver a new Warrant of like date and tenor as the one mutilated, lost, destroyed or stolen, in exchange for and in place of and upon cancellation of such mutilated Warrant, or in lieu of, and in substitution for such lost, destroyed or stolen Warrant and the substituted Warrant will be entitled to the benefit hereof and rank equally in accordance with its terms with all other Warrants issued or to be issued by the Company.
(b)	The applicant for the issue of a new Warrant pursuant hereto will bear the cost of the issue thereof and in case of loss, destruction or theft furnish to the Company such evidence of ownership and of loss, destruction, or theft of the Warrant so lost, destroyed or stolen as will be satisfactory to the Company in its discretion and such applicant may also be required to furnish indemnity in amount and form satisfactory to the Company in its discretion, and will pay the reasonable charges of the Company in connection therewith.
3.4	Warrant Holder Not a Shareholder

The holding of a Warrant will not constitute the Holder thereof a shareholder of the Company, nor entitle him to any right or interest in respect thereof except as in the Warrant expressly provided.

4.	NOTICE
4.1	Notice to Warrant Holders

Any notice required or permitted to be given to the Holders will be in writing and may be given by prepaid registered post, electronic facsimile transmission or other means of electronic communication capable of producing a printed copy to the address of the Holder appearing on the Holder’s Warrant or to such other address as any Holder may specify by notice in writing to the Company, and any such notice will be deemed to have been given and received by the Holder to whom it was addressed if mailed, on the third day following the mailing thereof, if by facsimile or other electronic communication, on successful transmission, or, if delivered, on delivery; but if at the time or mailing or between the time of mailing and the third business day thereafter there is a strike, lockout, or other labour disturbance affecting postal service, then the notice will not be effectively given until actually delivered.

4.2	Notice to the Company

Any notice required or permitted to be given to the Company will be in writing and may be given by prepaid registered post, electronic facsimile transmission or other means of electronic communication capable of producing a printed copy to the address of the Company set forth below or such other address as the Company may specify by notice in writing to the Holder, and any such notice will be deemed to have been given and received by the Company to whom it was addressed if mailed, on the third day following the mailing thereof, if by facsimile or other electronic communication, on successful transmission, or, if delivered, on delivery; but if at the time or mailing or between the time of mailing and the third business day thereafter there is a strike, lockout, or other labour disturbance affecting postal service, then the notice will not be effectively given until actually delivered:

Northern Minerals & Exploration Ltd.
1301 Avenue M or P.O. Box 31
Cisco, TX 76437

Attention: Roger Autrey, Corporate Secretary

Fax No. (903-967-3339)

5.	EXERCISE OF WARRANTS
5.1	Method of Exercise of Warrants

The right to purchase shares conferred by the Warrants may be exercised by the Holder surrendering the Warrant Certificate representing same, with a duly completed and executed subscription in the form attached hereto and a bank draft or certified cheque payable to or to the order of the Company. For the Exercise Price applicable at the time of surrender in respect of the shares subscribed for in lawful money of the United States of America, to the Company at the address set forth in, or from time to time specified by the Company pursuant to Section 4.1. If the Warrants have an Exercise Price of US$0.15, such Warrants shall only be exercisable if all other share purchase warrants held by the Holder at a lesser exercise price have been exercised in full.

5.2	Effect of Exercise of Warrants
(a)	Upon surrender and payment as aforesaid the shares so subscribed for will be deemed to have been issued and such person or persons will be deemed to have become the Holder or Holders of record of such shares on the date of such surrender and payment, and such shares will be issued at the subscription price in effect on the date of such surrender and payment.
(b)	Within ten business days after surrender and payment as aforesaid, the Company will forthwith cause to be delivered to the person or persons in whose name or names the shares so subscribed for are to be issued as specified in such subscription or mailed to him or them at his or their respective addresses specified in such subscription, a certificate or certificates for the appropriate number of shares not exceeding those which the Warrant Holder is entitled to purchase pursuant to the Warrant surrendered.
5.3	Subscription for Less Than Entitlement

The Holder of any Warrant may subscribe for and purchase a number of shares less than the number which he is entitled to purchase pursuant to the surrendered Warrant. In the event of any purchase of a number of shares less than the number which can be purchased pursuant to a Warrant, the Holder thereof upon exercise thereof will in addition be entitled to receive a new Warrant in respect of the balance of the shares which he was entitled to purchase pursuant to the surrendered Warrant and which were not then purchased.

5.4	Warrants for Fractions of Shares

To the extent that the Holder of any Warrant is entitled to receive on the exercise or partial exercise thereof a fraction of a share, such right may be exercised in respect of such fraction only in combination with another Warrant or other Warrants which in the aggregate entitle the Holder to receive a whole number of such shares.

5.5	Expiration of Warrants

After the expiration of the period within which a Warrant is exercisable, all rights thereunder will wholly cease and terminate and such Warrant will be void and of no effect.

5.6	Time of Essence

Time will be of the essence hereof.

5.7	Subscription Price

The Warrants are exercisable at a price per share (the “Exercise Price”) of US$0.15. One (1) Warrant and the Exercise Price are required to subscribe for each share during the term of the Warrants.

5.8	Adjustment of Exercise Price
(a)	The Exercise Price and the number of shares deliverable upon the exercise of the Warrants will be subject to adjustment in the event and in the manner following:
(i)	If and whenever the shares at any time outstanding are subdivided into a greater or consolidated into a lesser number of shares the Exercise Price will be decreased or increased proportionately as the case may be; upon any such subdivision or consolidation the number of shares deliverable upon the exercise of the Warrants will be increased or decreased proportionately as the case may be.
(ii)	In case of any capital reorganization or of any reclassification of the capital of the Company or in the case of the consolidation, merger or amalgamation of the Company with or into any other Company (hereinafter collectively referred to as a “Reorganization”), each Warrant will after such Reorganization confer the right to purchase the number of shares or other securities of the Company (or of the Company’s resulting from such Reorganization) which the Warrant Holder would have been entitled to upon Reorganization if the Warrant Holder had been a shareholder at the time of such Reorganization.

In any such case, if necessary, appropriate adjustments will be made in the application of the provisions of this Article Four relating to the rights and interest thereafter of the Holders of the Warrants so that the provisions of this Article Four will be made applicable as nearly as reasonably possible to any shares or other securities deliverable after the Reorganization on the exercise of the Warrants.

The subdivision or consolidation of shares at any time outstanding into a greater or lesser number of shares (whether with or without par value) will not be deemed to be a Reorganization for the purposes of this clause 5.8(a).

5.9	Determination of Adjustments

If any questions will at any time arise with respect to the Exercise Price or any adjustment provided for in Section 4.8, such questions will be conclusively determined by the Company’s Auditors, or, if they decline to so act any other firm of certified public accountants in the United States of America that the Company may designate and who will have access to all appropriate records and such determination will be binding upon the Company and the Holders of the Warrants.

6.	MANDATORY WARRANT EXERCISE
6.1	Exercise at the option of the Company

The Company may require the Holder, at any time following the date that the closing price of the Shares as listed on a Principal Market (as defined herein), as quoted by Bloomberg L.P. (the “Closing Price”) has been at or above $0.25 for a period of twenty consecutive trading days, to exercise the Warrants and acquire the Shares at the Exercise Price. The Holder must exercise the Warrants in accordance with Section 5.1 within five (5) business days of the receipt of notice from the Company, after which time the Warrants shall be cancelled if unexercised. As used herein, “Principal Market” shall mean the OTC Bulletin Board, the Nasdaq SmallCap Market, or the American Stock Exchange. If the Common Shares are not traded on a Principal Market, the Closing Price shall mean the reported Closing Price for the Common Shares, as furnished by FINRA for the applicable periods.

7.	COVENANTS BY THE COMPANY
7.1	Reservation of Shares

The Company will reserve and there will remain unissued out of its authorized capital a sufficient number of shares to satisfy the rights of purchase provided for herein and in the Warrants should the Holders of all the Warrants from time to time outstanding determine to exercise such rights in respect of all shares which they are or may be entitled to purchase pursuant thereto and hereto.

8.	WAIVER OF CERTAIN RIGHTS
8.1	Immunity of Shareholders, etc.

The Warrant Holder, as part of the consideration for the issue of the Warrants, waives and will not have any right, cause of action or remedy now or hereafter existing in any jurisdiction against any past, present or future incorporator, shareholder, Director or Officer (as such) of the Company for the issue of shares pursuant to any Warrant or on any covenant, agreement, representation or warranty by the Company herein contained or in the Warrant.

9.	MODIFICATION OF TERMS, MERGER, SUCCESSORS
9.1	Modification of Terms and Conditions for Certain Purposes

From time to time the Company may, subject to the provisions of these presents, modify the Terms and Conditions hereof, for the purpose of correction or rectification of any ambiguities, defective provisions, errors or omissions herein.

9.2	Warrants Not Transferable

The Warrants and all rights attached to it are not transferable.

DATED as of the date first above written in these Terms and Conditions.

NORTHERN MINERALS & EXPLORATION LTD.

By:
Roger Autrey, Corporate Secretary

FORM OF SUBSCRIPTION

TO:	Northern Minerals & Exploration Ltd. 1301 Avenue M or P.O. Box 31 Cisco, TX 76437

The undersigned Holder of the within Warrants hereby subscribes for common shares (the “Shares”) of Northern Minerals & Exploration Ltd. (the “Company) pursuant to the within Warrants at US$0.15 Share on the terms specified in the said Warrants. This subscription is accompanied by a certified cheque or bank draft payable to or to the order of the Company for the whole amount of the purchase price of the Shares.

The undersigned hereby directs that the Shares be registered as follows:

NAME(S) IN FULL	ADDRESS(ES)	NUMBER OF SHARES

TOTAL:

(Please print full name in which share certificates are to be issued, stating whether Mr., Mrs. or Miss is applicable).

DATED this _________ day of _________________, 20___.

In the presence of:

Signature of Witness	Signature of Warrant Holder

Please print below your name and address in full.

Name (Mr./Mrs./Miss)_____________

Address              _________________________________________

INSTRUCTIONS FOR SUBSCRIPTION

The signature to the subscription must correspond in every particular with the name written upon the face of the Warrant without alteration or enlargement or any change whatever. If there is more than one subscriber, all must sign.

In the case of persons signing by agent or attorney or by personal representative(s), the authority of such agent, attorney or representative(s) to sign must be proven to the satisfaction of the Company.

If the Warrant certificate and the form of subscription are being forwarded by mail, registered mail must be employed.